Exhibit 10.2

Statement of Work

This Statement of Work (''SOW") is made on 12 March 2018 between the following Parties:

1.	MIG Mobile Tech Berhad (Company Registration Number 1160768-U), a company incorporated under the laws of Malaysia and having its registered office at 1-02, 1st Floor, Block A, Axis Business Campus, No. 13A & 13B, Jalan 225, Seksyen 51A, 46100 Petaling Jaya, Selangor, Malaysia; hereby known as "Client".

2.	ANG SWIE KHEONG (NRIC: 740915-09-5057) and KO IN CEK (NRIC: 770630-01-6359), who are Malaysian citizens with permanent residence located in Malaysia; hereby collectively known as "Vendor".

Scope of Services

The Vendor agrees to assemble a team of skilled specialists ("Team") and to lead this Team to provide software development services ("Services") to Client.

The scope of Services includes the following deliverables:

1.	Develop and provision an electronic wallet system ("System");

2.	Setup of application environments (i.e. web, application and database servers for Development Systems Integration Testing (SIT), User Acceptance Testing (UAT), Production environments);

3.	Training session (One round for each phase of implementation, based on train-the trainer model) to enable Client to conduct user acceptance tests; and

4.	System architecture diagram and simplified functional documentation.

The System shall comprise of the following items:

1.	A mobile application based on hybrid mobile programming, acting as the client interfaces to end users;

2.	Server infrastructure, providing connectivity to support mobile application functionalities; and

3.	Desktop browser.-based Back Office module, providing administrative functionalities to application administrators.

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System Overview

The System shall be implemented in two phases, namely Phase 1 and Phase 2, comprising of the following requirements:

2

Implementation Timeline

The implementation timeline of the Services is depicted below:

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Systems Integration

There shall be systems integration with 1 (one) external host system, i.e. CARDWORKS of FINEXUS Cards Sdn. Bhd. ("FINEXUS"), that provides transactional and administrative services to enable the System's functionalities. All system interfaces are to be implemented using web service protocol only.

Mobile Device Specification

The supported mobile devices are:

1.	iOS smartphone launched in 2015 or later, running iOS 9 or later.

2.	Android smartphone launched in 2015 or later, running Android 6 or later.

Jail-broken mobile devices will not be supported.

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Client's Responsibilities

The Client shall. be solely responsible for the procurement/ subscription/ provisioning/ execution/ installation/ maintenance of the followings:

1.	Hardware, software, network, storage, cloud infrastructure and all other supporting infrastructure (including but not limited to mail server, mail server, secure sockets layer certificate, two-factor authentication equipment, optical character recognition library, mobile payment gateway and others) required by the System;

2.	Security/ Penetration testing and performance-related testing;

3.	Backup and restoration of System and data;

4.	Licensing or subscription of productivity improvement software, i.e. task management system, defect management system, source code version control system, and others;

5.	Ensure FINEXUS can readily share required technical specifications and has sufficient skilled technical resources to support implementation timeline planned in this SOW;

6.	Ensure Fl NEXUS has sufficient system environments to support smooth implementation of Services and these environments can be remotely accessed via Internet;

7.	Provide sufficient workspace and office equipment required by the Team;

8:	User acceptance test (UAT) execution and reporting;

9.	Mobile and computer devices required for UAT; and

10.	Regulatory approval (if applicable);

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Cost and Payment Schedule

The total cost of Services ("Contract Value") and the payment schedule is described below:

* All levies imposed by present or future law of Malaysia on the Contract Value shall be borne by the Client.

Out-of-Pocket Expenses

The Services shall be rendered at Client's office located in Petaling Jaya. All business travels outside of this arrangement shall be billed to the Client, provided that prior agreement from the Client is obtained before the expenses are incurred.

The billing shall be based on actual expenses or a pre-agreed amount between the Parties. The expenses shall include transportation, parking, accommodation and meal allowance.

Warranty Period

The Vendor shall provide a two (2) months' warranty period for the System. The warranty period shall start upon Phase 1 production deployment.

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Professional Service Charges

The professional service offered by the Vendor shall be fixed at MYR1,300 (Ringgit one thousand three hundred only) per man-day, during the period of this SOW.

Maintenance & Support Charges

Should the Client intend to subscribe to annual maintenance and support services for the System, the Vendor shall offer such services at an annual rate of 20% of the Contract Value.

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IN WITNESS of which this SOW has been duly executed by tile Parties or their duly authorized representatives: -

SIGNED for and on behalf of MIG Mobile Tech Berhad by

/s/ Dato Wee Shiong Han
Representative Signature	Representative Signature

Dato Wee Shiong Han
Representative Name	Representative Name

12/3/18
Date of Execution	Date of Execution

SIGNED by

/s/ Ang Swie Kheong	/s/ Ko In Cek
ANG SWIE KHEONG (NRIC: 740915-09-5057)	DO IN CEK (NRIC: 770630-01-6359)

12/3/18	12/3/18
Date of Execution	Date of Execution

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